SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]           Definitive Proxy Statement
[  ]           Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

GPS Funds I
GPS Funds II
Savos Investments Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]           No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[  ]           Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:
____________________________________________________________

2)           Form, Schedule or Registration Statement No.:
____________________________________________________________

3)           Filing Party:
____________________________________________________________

4)           Date Filed:
____________________________________________________________

GPS FUNDS I
GuideMark® Large Cap Core Fund
GuideMark® Emerging Markets Fund
GuideMark® Small/Mid Cap Core Fund
GuideMark® World ex-US Fund
GuideMark® Opportunistic Equity Fund
GuideMark® Core Fixed Income Fund
GuideMark® Tax-Exempt Fixed Income Fund

GPS FUNDS II
GuideMark® Opportunistic Fixed Income Fund
GuidePath® Growth Allocation Fund
GuidePath® Conservative Allocation Fund
GuidePath® Tactical Allocation Fund
GuidePath® Absolute Return Allocation Fund
GuidePath® Multi-Asset Income Allocation Fund
GuidePath® Flexible Income Allocation Fund
GuidePath® Managed Futures Strategy Fund

SAVOS INVESTMENTS TRUST
Savos Dynamic Hedging Fund

1655 Grant Street
10th Floor
Concord, California 94520-2445

May 18, 2016

Dear Shareholder:

Enclosed is a Notice, Proxy Statement and proxy card(s) for a joint special meeting of shareholders (the “Meeting”) of GPS Funds I, GPS Funds II and Savos Investments Trust (each, a “Trust,” and together, the “Trusts”) relating to their respective series listed above (each, a “Fund,” and together, the “Funds”). The Meeting will be held at the principal executive offices of the Trusts at 1655 Grant Street, 10th Floor, Concord, California on Thursday, June 30, 2016 at 10:00 a.m., Pacific time. The purpose of the Meeting is to vote on an important proposal that affects the Trusts and the Funds, and your investment in one or more of them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposal and the materials to use when voting by mail, by telephone or through the Internet.

As you may be aware, Aquiline Capital Partners LLC and Genstar Capital Management, LLC, the parent companies of AssetMark, Inc. (“AssetMark”), the investment advisor of each Fund, have agreed to enter into a transaction (the “Transaction”) whereby HTSC1 would acquire

1	HTSC is Huatai Securities Co., Ltd.

AssetMark and certain of its affiliates.  The Transaction will cause certain agreements for the Funds to automatically terminate as required by law.

In order for the management and operation of each Fund to continue uninterrupted after the Transaction, the Board of Trustees of each Trust (the “Board”) is requesting that shareholders of each Fund approve new agreements to take effect upon the closing of the Transaction. Details of the Transaction and the proposed new agreements are included in the attached proxy statement.

THE TRUSTEES RECOMMEND THAT YOU VOTE “FOR” THE PROPOSAL.

The proposal has been carefully reviewed by the Board. The four Trustees of each Trust are responsible for protecting your interests as a shareholder. Three of the four Trustees are independent and not affiliated with the Trusts’ service providers.

Please take a few minutes to read the enclosed materials and cast your vote promptly. Voting is quick and easy. Everything you need is enclosed. To cast your vote:

1.	Complete the proxy card(s).

2.	Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope.

You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the Web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

Your vote is extremely important, no matter how large or small your holdings may be. Your vote must be received no later than June 30, 2016. Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

If you have any questions before you vote, please call AST Fund Solutions (“AST”), toll-free at (800) 284-7175. You may also receive a telephone call from one of AST’s proxy solicitation agents asking you to vote your shares. Thank you for your participation in this important initiative.

Sincerely,

/s/ Carrie E. Hansen
Carrie E. Hansen
President of each Trust

ii

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

GPS FUNDS I
GuideMark® Large Cap Core Fund
GuideMark® Emerging Markets Fund
GuideMark® Small/Mid Cap Core Fund
GuideMark® World ex-US Fund
GuideMark® Opportunistic Equity Fund
GuideMark® Core Fixed Income Fund
GuideMark® Tax-Exempt Fixed Income Fund

GPS FUNDS II
GuideMark® Opportunistic Fixed Income Fund
GuidePath® Growth Allocation Fund
GuidePath® Conservative Allocation Fund
GuidePath® Tactical Allocation Fund
GuidePath® Absolute Return Allocation Fund
GuidePath® Multi-Asset Income Allocation Fund
GuidePath® Flexible Income Allocation Fund
GuidePath® Managed Futures Strategy Fund

SAVOS INVESTMENTS TRUST
Savos Dynamic Hedging Fund

1655 Grant Street
10th Floor
Concord, California 94520-2445

To be held on June 30, 2016

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on June 30, 2016:
This Joint Proxy Statement is available at proxyonline.com/docs/assetmark2016.pdf

To the Shareholders of each fund listed above (each, a “Fund,” and together, the “Funds”), each of which are separate series of GPS Funds I (“GPS I”), GPS Funds II (“GPS II”) or Savos Investments Trust (“Savos”), as provided above:

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of shareholders of GPS I, GPS II and Savos (each, a “Trust,” and together, the “Trusts”) will be held at the principal offices of each Trust, 1655 Grant Street, 10th Floor, Concord, California 94520 on Thursday, June 30, 2016 at 10:00 a.m., Pacific time.  The Meeting is being called to approve a new investment advisory agreement for each Fund with AssetMark, Inc. (“AssetMark”).

Each Trust may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Shareholders of record of each Fund as of the close of business on May 2, 2016 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  You are invited to attend the Meeting. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope, or by voting by telephone or through the Internet.  Your vote is important.

By order of the Board of Trustees,

/s/ Christine E. Villas-Chernak
Christine E. Villas-Chernak
Secretary of the Trusts

May 18, 2016

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States.  If you prefer, you may instead vote by telephone or through the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Joint Proxy Statement.

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED.  PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

ii

JOINT PROXY STATEMENT

GPS FUNDS I
GuideMark® Large Cap Core Fund
GuideMark® Emerging Markets Fund
GuideMark® Small/Mid Cap Core Fund
GuideMark® World ex-US Fund
GuideMark® Opportunistic Equity Fund
GuideMark® Core Fixed Income Fund
GuideMark® Tax-Exempt Fixed Income Fund

GPS FUNDS II
GuideMark® Opportunistic Fixed Income Fund
GuidePath® Growth Allocation Fund
GuidePath® Conservative Allocation Fund
GuidePath® Tactical Allocation Fund
GuidePath® Absolute Return Allocation Fund
GuidePath® Multi-Asset Income Allocation Fund
GuidePath® Flexible Income Allocation Fund
GuidePath® Managed Futures Strategy Fund

SAVOS INVESTMENTS TRUST
Savos Dynamic Hedging Fund

1655 Grant Street
10th Floor
Concord, California 94520-2445

Dated May 18, 2016

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on June 30, 2016:
This Joint Proxy Statement is available at proxyonline.com/docs/assetmark2016.pdf

This joint proxy statement (the “Joint Proxy Statement”) solicits proxies to be voted at a joint special meeting (the “Meeting”) of shareholders of GPS Funds I (“GPS I”), GPS Funds II (“GPS II”) and Savos Investments Trust (“Savos”) to be held at the principal executive offices of each Trust at 1655 Grant Street, 10th Floor, Concord, California 94520 on Thursday, June 30, 2016 at 10:00 a.m., Pacific time.  GPS I, GPS II and Savos collectively are referred to as the “Trusts” and each is referred to individually as a “Trust.”  Each of the separate series within the Trusts, as provided above, are referred to as a “Fund” and all of the series are collectively referred to as the “Funds.”

The Meeting was called by the Board of Trustees of each Trust (the “Board”) to vote on the following proposal (the “Proposal”), which is described more fully below:

Proposal	Who votes on the Proposal?
To approve a new investment advisory agreement for each Fund with AssetMark, Inc. (“AssetMark”).	Shareholders of each Fund, voting separately from shareholders of each other Fund.

Each Trust may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.  The Board, on behalf of each Fund, is soliciting these proxies.  This Joint Proxy Statement is first being sent to shareholders on or about May 18, 2016.

This Joint Proxy Statement gives you information about the new investment advisory agreement for each Fund and other matters that you should know before voting.

Each Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
You can reach the offices of the Trusts by calling (800) 664-5345.

Each Trust’s annual report to shareholders is sent to shareholders of record following the Trust’s fiscal year end.  If you want a free copy of a Trust’s most recent annual report or most recent succeeding semi-annual report, if any, please contact your financial institution or intermediary.  For GPS I and GPS II, you may request a copy of the most recent annual report or most recent succeeding semi-annual report, if any, by calling toll-free (888) 278-5809 or writing to GPS I or GPS II at: GPS Funds I / GPS Funds II, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For Savos, you may request a copy of the most recent annual report or most recent succeeding semi-annual report, if any, by calling toll-free (888) 278-5809 or writing to Savos at: Savos Investments Trust, Attn: Fund Compliance, 1655 Grant Street, 10th Floor, Concord, California 94520.  The most recent annual report and most recent succeeding semi-annual report, if any, for GPS I and GPS II are also available, free of charge, through their Web site at https://www.assetmark.com/info/funds. Savos does not make annual or semi-annual reports available via the Internet because Savos does not maintain a public Web site.

Two or more shareholders of a Fund who share an address might receive only one annual report or Joint Proxy Statement, unless the Fund has received instructions to the contrary. Upon written or oral request, the Fund will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call toll-free (888) 278-5809 or send a written request to (i) U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 for GPS I or GPS II; or (ii) Savos Investments Trust, Attn: Fund Compliance, 1655 Grant Street, 10th Floor, Concord, California 94520 for Savos if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

TABLE OF CONTENTS
Proposal: To Approve a New Investment Advisory Agreement for each Fund with AssetMark, Inc.	1
Background and Information on the Transaction	1
Information about AssetMark and the Buyer	1
Anticipated Effects of the Transaction on AssetMark and the Funds	2
Section 15(f) of the 1940 Act	3
The New Advisory Agreements	3
Manager of Managers Structure and Sub-Advisory Agreements	6
Additional Information about AssetMark	7
Considerations of the Board in Approving the New Advisory Agreements	7
Required Vote	10
Voting Information	11
How will Shareholder Voting be Handled?	11
How do I Ensure my Vote is Accurately Recorded?	11
May I Revoke my Proxy?	12
What Other Matters will be Voted upon at the Meeting?	12
Who is Entitled to Vote?	12
What is the Quorum Requirement?	12
Who will Pay the Expenses of the Meeting?	12
What Other Solicitations will be Made?	12
How do I Submit a Shareholder Proposal for Inclusion in the Trust’s Proxy Statement for a Future Shareholder Meeting?	13
How May I Communicate with the Board?	14
More Information about the Funds	15
Investment Advisor	15
Custodian, Fund Administrator, Transfer Agent, Fund Accountant and Shareholder Servicing Agents	15
Distributor	16
Principal Holders of Shares	16
Appendix A — Forms of New Advisory Agreements	1
Appendix B — Investment Advisory Fees Paid to AssetMark	1
Appendix C — Name and Address of each Sub-Advisor	1

Appendix D — Directors and Principal Executive Officers of AssetMark and Officers of both a Trust and AssetMark	1
Appendix E — Number of Shares of each Fund Outstanding as of The Record Date	1

PROPOSAL: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND WITH ASSETMARK, INC.

The Board of the Trusts are recommending that shareholders approve a new investment advisory agreement between each Trust, on behalf of your Fund, and AssetMark (each, a “New Advisory Agreement,” and together, the “New Advisory Agreements”).  AssetMark currently serves as investment advisor for each Fund, but, for the reasons discussed below, New Advisory Agreements will be required if the Transaction (as defined below) is completed.  A form of the New Advisory Agreement for each Trust is presented in Appendix A.   The New Advisory Agreements are substantially identical to the investment advisory agreements currently in effect for each Fund (each, a “Current Advisory Agreement,” and together, the “Current Advisory Agreements”). The key features of the New Advisory Agreements and the Current Advisory Agreements are described below.

Background and Information on the Transaction

On April 11, 2016, Aquiline Capital Partners LLC (“Aquiline”) and Genstar Capital Management, LLC (“Genstar” and, together with Aquiline, the “Sellers”) entered into a definitive agreement (the “Transaction Agreement”) with HTSC2 (the “Buyer”) to sell all of the outstanding shares of AssetMark Financial Holdings, Inc. (“AssetMark Financial”), the holding company of AssetMark to the Buyer.  As a result of the Transaction, the Buyer will acquire AssetMark and other related companies owned by AssetMark Financial.  The closing of the Transaction is subject to certain conditions. Among the conditions is the approval by a percentage of the shareholders of each Fund of the proposed New Advisory Agreements between AssetMark and each Trust, on behalf of the Funds.  The closing of the Transaction is expected to occur before the end of 2016 (the “Closing”), provided all of the conditions to the Closing are met.

The Closing of the Transaction will result in a change of control of AssetMark, and thus the assignment and automatic termination of the Current Advisory Agreements under the 1940 Act.  Shareholders of each Fund are therefore being asked to approve a New Advisory Agreement.  The New Advisory Agreement would become effective as to a Fund only if approved by the shareholders of the Fund and if the Transaction is completed.  Although the Closing is currently expected to take place before the end of 2016, if the Transaction is not completed or the Transaction Agreement is terminated, the New Advisory Agreements will not go into effect and the Current Advisory Agreements will continue in effect.

Information about AssetMark and the Buyer

AssetMark currently is owned and controlled by (i) private equity funds managed by Aquiline and Genstar, and (ii) certain senior management of AssetMark and its affiliates.  AssetMark is located at 1655 Grant Street, 10th Floor, Concord, CA 94520.  Aquiline is located at 535 Madison Ave # 24, New York, NY 10022. Genstar is located at Four Embarcadero Center Suite 1900, San Francisco, CA 94111-4191.  AssetMark’s primary business is to operate the AssetMark investment platform (the “AssetMark Platform”), a managed account

2	HTSC is Huatai Securities Co., Ltd.

platform that is used by financial advisors, such as investment advisors and broker-dealers, to deliver investment advisory, asset allocation and back-office administrative services to their advisor clients.  Through the AssetMark Platform, investors can invest in, among other things, a variety of asset allocation portfolios using open-end mutual funds and other investment vehicles. AssetMark’s business was founded in 1996 under the name AssetMark Investment Services, Inc.  As of December 31, 2015, AssetMark advised or administered approximately $30 billion in investor assets, including mutual funds, exchange-traded funds and privately managed accounts.  After the Transaction, AssetMark will be an indirect, wholly owned subsidiary of the Buyer.

The Buyer is an international financial services company with a market capitalization of over $18.5 billion as of April 2016.  The Buyer is an integrated securities group providing a broad range of financial services including brokerage and wealth management, investment banking, asset management and investment and trading to individual, institutional and corporate clients.  In particular, the Buyer has securities brokerage and asset management businesses for both of which the Buyer develops its core technology and offers a leading e-Platform.  The Buyer is located at No. 228 Middle Jiangdong Road, Nanjing, Jiangsu Province, P.R.China 210019.

Anticipated Effects of the Transaction on AssetMark and the Funds

The Transaction is not expected to materially impact the business conducted by AssetMark.  It is expected that, after the Transaction, AssetMark will maintain an independent organizational and operating structure, and there is currently no intention to integrate AssetMark’s operations into the Buyer’s existing businesses.  The Buyer currently plans to retain the existing management team and operating structure both for AssetMark and in support of the Funds.  It is expected that AssetMark will continue to operate the AssetMark Platform and that the Funds will generally continue to be offered within the investment options on the AssetMark Platform.  In addition, it is currently expected that AssetMark’s management team, as well as AssetMark’s compliance, fund administration, risk management and investment strategies teams that are currently responsible for overseeing and managing the day-to-day activities of the Funds, will be retained.  Investment management professionals serving AssetMark’s clients are not currently expected to change as a result of the Transaction. As noted above, the Buyer does not currently expect to materially change AssetMark’s business, operational structure or personnel; however, over time, AssetMark expects to be able to benefit from access to the Buyer’s global resources, including its research capabilities.

In anticipation of the Transaction, the Board, at an in-person Board meeting held on April 29, 2016 (the “April Board Meeting”), among other things, considered whether to approve the applicable New Advisory Agreements.  The 1940 Act requires that each New Advisory Agreement be approved by the applicable Fund’s shareholders in order to become effective for that Fund.  At the April Board Meeting, for the reasons discussed below under “Considerations of the Board in Approving the New Advisory Agreements,” the Board, including a majority of the Trustees who are not “interested persons” as defined under the 1940 Act (the “Independent Trustees”), approved the New Advisory Agreements and recommended the New Advisory Agreements for approval by shareholders.  In the event shareholders of a Fund do not approve a New Advisory Agreement, the Board will take such action as it deems appropriate, which may include entering into a temporary, interim advisory agreement with AssetMark pursuant to Rule 15a-4 under the 1940 Act pending further solicitation of shareholder approval.

Section 15(f) of the 1940 Act

The Board has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner (such as Aquiline and Genstar) of an investment advisor (such as AssetMark) to an investment company (such as a Trust) may receive payment or benefit in connection with the sale of an interest in the investment advisor if two conditions are satisfied.  The first condition is that during the three-year period following the Closing, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment advisor or its predecessor.  The Board currently meets this test and is expected to do so after the Transaction is completed.  Second, no “unfair burden” can be imposed on the investment company as a result of the sale of the interest in the investment advisor.  An “unfair burden” includes: any arrangement during the two-year period after the sale of the interest in the investment advisor where the investment advisor (or predecessor or successor advisor), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services).  The Buyer has agreed as part of the Transaction Agreement that, “following the Closing, it will use its reasonable best efforts to meet the requirements of Section 15(f) of the 1940 Act.”  In that regard, from and after the Closing date and to the extent within its control, the Buyer has agreed to conduct its businesses (and to cause each of its affiliates to conduct its business) so as to assure that the two aforementioned conditions are satisfied.

The New Advisory Agreements

The New Advisory Agreement of each Trust will be substantially identical to the Current Advisory Agreement of the Trust.  Appendix A contains the form of the New Advisory Agreement for each Trust.  The following is a comparison of certain provisions of the New Advisory Agreement and Current Advisory Agreement of each Trust.

Fees. Pursuant to the Current Advisory Agreement and New Advisory Agreement of each Trust, AssetMark is entitled to a fee at a specified annual rate of each Fund’s assets.  There will be no change in the fee schedule applicable to any Fund under the New Advisory Agreement.  The fee schedule for each Fund under the New Advisory Agreement is listed in Schedule A to the Form of New Advisory Agreement for each Trust included in Appendix A.  The Buyer has no present intention to cause AssetMark to alter any fee or expense waivers or reimbursements currently in effect for the Funds.  The compensation payable to each sub-advisor of a Fund is paid by AssetMark.  The Funds are not responsible for payment of sub-advisory fees to any sub-advisor.  Appendix A lists the amount of investment advisory fees that each Fund paid to AssetMark for the most recently completed fiscal year, as applicable.

Investment Management Services. The New Advisory Agreement of each Trust requires AssetMark to provide the same services as the Current Advisory Agreement of the Trust.

For each of GPS I and GPS II, the New Advisory Agreement generally provides that, subject to the supervision and control of the respective Board, AssetMark will manage the investment and reinvestment of the assets of the Funds.  In so doing, AssetMark may hire one or more sub-advisors for each Fund to carry out the investment program of the Fund, subject to approval by the Board and a majority of the outstanding voting securities of the affected Fund.  To the extent AssetMark hires a sub-advisor, AssetMark will thereafter continuously review, supervise and, where appropriate, administer the investment program of the Fund.  AssetMark is also responsible for providing, or directing any sub-advisor to provide, to GPS I or GPS II and any appropriate service provider, records concerning AssetMark’s and a sub-advisor’s activities and to provide regular reports to GPS I’s and GPS II’s officers and Trustees concerning AssetMark’s and any sub-advisor’s performance of the foregoing responsibilities.

For Savos, the New Advisory Agreement generally provides that, subject to the supervision and control of the Board, AssetMark will: (i) act in conformity with Savos’ declaration of trust, the 1940 Act and the Investment Advisers Act of 1940; (ii) manage a Fund’s assets in accordance with the Fund’s investment objective and policies; (iii) make investment decisions for the Fund; (iv) place purchase and sale orders for securities on behalf of the Fund; (v) exercise voting rights in respect of portfolio securities and other investments for the Fund; and (vi) monitor and evaluate the services provided by the Fund’s sub-advisors, if any, under the terms of the applicable sub-advisory agreement.  Subject to the approval of the Trustees of Savos and, if required by law, the Fund’s shareholders, AssetMark may engage a sub-advisor to provide advisory services in respect of the Fund and may delegate to such sub-advisor the responsibilities described above.

Both the Current and New Advisory Agreements for each Trust, on behalf of each Fund, provide that the services of AssetMark are not exclusive to the Trust, and AssetMark and its affiliates may render services to others.

Limitation on Liability. For GPS I and GPS II, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties in rendering its services to GPS I and GPS II as specified in the Current and New Advisory Agreements of GPS I and GPS II, AssetMark will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties for GPS I and GPS II.

For Savos, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties in rendering its services to Savos as specified in the Current and New Advisory Agreements, AssetMark will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Current and New Advisory Agreements for Savos relate.

Duration of Agreement. If approved by shareholders of a Fund, the New Advisory Agreement for each Trust shall continue in effect for an initial period of two years from the date of its effectiveness for that Fund and thereafter it shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board, or (ii) by the vote of a majority of the outstanding voting securities of that Fund, provided that in each such event such continuance shall also be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval of the New Advisory Agreement or of any continuance of the New Advisory Agreement shall be effective with respect to any affected Fund if a “majority of the outstanding voting securities” (as defined in Section 2(a)(42) of the 1940 Act) of that Fund votes to approve the New Advisory Agreement or its continuance, notwithstanding that the New Advisory Agreement or its continuance may not have been approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of (i) any other Fund affected by the New Advisory Agreement or (ii) all of the other Funds of the respective Trust.  The New Advisory Agreements have similar provisions for their terms and continuance as the Current Advisory Agreements, although the initial term for each Current Advisory Agreement was based on the date of execution of the Current Advisory Agreement.

Termination. The New Advisory Agreement for each of GPS I and GPS II provides that the New Advisory Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the respective Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days’ written notice to AssetMark, or by AssetMark at any time without the payment of any penalty, on 90 days’ written notice to the respective Trust.  The New Advisory Agreement for each of GPS I and GPS II will automatically and immediately terminate in the event of its assignment. The Current Advisory Agreement for each of GPS I and GPS II contains the same termination provisions.

The New Advisory Agreement for Savos provides that the Agreement may be terminated, without penalty, on 60 days’ written notice, by Savos’ Trustees or by vote of the holders of a majority of the Fund’s outstanding voting securities, or upon 90 days’ written notice, by AssetMark.  The New Advisory Agreement for Savos will terminate automatically in the event of its assignment.  The Current Advisory Agreement for Savos contains the same termination provisions.

Additional Information. AssetMark serves as the Funds’ investment advisor under the Current Advisory Agreements with GPS I, GPS II and Savos dated August 30, 2013, as each may be amended from time to time.

The Current Advisory Agreement for each Fund (other than the GuidePath Managed Futures Strategy Fund) became effective August 30, 2013 and was last approved by the shareholders of the Funds on July 10, 2013 in connection with the acquisition of AssetMark by Aquiline and Genstar.  The Current Advisory Agreement for each Fund (other than the GuidePath Managed Futures Strategy Fund) was last approved for continuance by the Board, including a majority of the Independent Trustees, at a meeting held on December 9, 2015.  The Current Advisory Agreement of GPS II with respect to the GuidePath Managed Futures Strategy Fund became effective on January 19, 2016 and was last approved by the Board on December 9, 2016.  A discussion of the basis for the Board’s approval of the Current Advisory Agreements will be available in GPS I’s and GPS II’s next-published annual report to shareholders and Savos’ next-published semi-annual report to shareholders.

Appendix B sets forth for each Fund the aggregate amount of AssetMark’s fees and the amount and purpose of any other material payments to AssetMark (including any affiliated person of AssetMark) for services provided to each Fund during the last fiscal year of the Fund.  These services will continue to be provided if the New Advisory Agreements are approved.

Manager of Managers Structure and Sub-Advisory Agreements

In its role as investment advisor to certain of the Funds, AssetMark uses a multi-manager approach, whereby it hires and supervises investment sub-advisors to manage portions of certain Funds’ portfolios on a day-to-day basis.  AssetMark has obtained an exemptive order (the “Manager of Managers Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”).  The Manager of Managers Order permits AssetMark to hire, terminate and replace unaffiliated sub-advisors with the approval of the Board, without obtaining shareholder approval.

The Manager of Managers Order generally allows AssetMark to enter into and amend agreements with unaffiliated sub-advisors for the Funds without obtaining shareholder approval of such changes.  This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of the Independent Trustees) approve any new or amended agreements with sub-advisors.  Shareholders of the Funds continue to have the right to terminate an agreement with a sub-advisor at any time, without penalty, by a vote of the majority of outstanding voting securities of a Fund.  AssetMark, on behalf of a Fund, will notify shareholders of any new sub-advisor, or of any material amendments to an agreement with a sub-advisor as required by the Manager of Managers Order.  AssetMark remains responsible for the performance of each Fund, oversees the sub-advisors to ensure compliance with each Fund’s investment objectives and policies, monitors each sub-advisor’s adherence to each Fund’s investment policies and the sub-advisor’s investment style, and also monitors performance results and other factors in order to recommend any changes in the sub-advisors to the Board.

Each current sub-advisory agreement (“Current Sub-Advisory Agreement”) will automatically terminate upon the termination of the Current Advisory Agreement, which, as noted above, will terminate on the Closing.  AssetMark recommended that the Board approve new sub-advisory agreements (“New Sub-Advisory Agreements”) with the Funds’ current sub-advisors.  The Board approved the New Sub-Advisory Agreements for all current sub-advisors at the April Board Meeting.  If a New Advisory Agreement is approved by the shareholders of a Fund, the New Sub-Advisory Agreements relating to that Fund will take effect upon the Closing.  If the Transaction is not completed or if the Transaction Agreement is terminated, the New Sub-Advisory Agreements will not go into effect and the Current Sub-Advisory Agreements will continue in effect.  The terms of the New Sub-Advisory Agreements are identical to the Current Sub-Advisory Agreements, except for the effective and termination dates.

The name and address of each current sub-advisor of the Funds is listed in Appendix C.  However, one or more different unaffiliated sub-advisors may be hired for any Fund in the future.  At such time, AssetMark will recommend the sub-advisor(s) to the Board and, if the Board approves the hiring of one or more unaffiliated sub-advisors, shareholders will receive an information statement providing notice of such hiring and providing shareholders with pertinent information about such sub-advisor(s) pursuant to the Manager of Managers Order under which the Funds operate.

Additional Information about AssetMark

Appendix D provides the name, address and principal occupation of each principal executive officer and each director of AssetMark, as well as each individual who is an officer or Trustee of each Trust and who is also an officer, employee, director or shareholder of AssetMark.  Ms. Hansen may be deemed to have a material interest in the Transaction arising from an equity interest in a holding company of AssetMark.  As a result, she may indirectly receive a portion of the purchase consideration for the Transaction, a portion of which will be reinvested.  Her interest is immaterial as it relates to the total amount of the Transaction.

Considerations of the Board in Approving the New Advisory Agreements

Considerations of the Board

At the April Board Meeting, the Board, including the Independent Trustees, discussed and approved the New Advisory Agreements between AssetMark and the Trusts, on behalf of each Fund, and determined to recommend that shareholders approve the New Advisory Agreements.  In approving the New Advisory Agreements, the Board followed substantially the same process and considered substantially the same factors as it considered in approving the continuation of the Current Advisory Agreements, which was completed at the Board’s meeting on December 9, 2015 (the “Annual Contract Renewal”), in addition to new information regarding the Transaction.

Prior to approving the New Advisory Agreements, the Independent Trustees had requested and had been provided with detailed materials relating to AssetMark, the Buyer and the Transaction in advance of the April Board Meeting. In addition, the Board was provided with materials, including updates to the materials provided in connection with the Annual Contract Renewal, related to, among other items: (a) information describing the nature, extent, and quality of the services that AssetMark provides to the Funds, the fees that AssetMark charges to the Funds for these services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the Funds and that were identified as competitors; (b) information regarding AssetMark’s business and operations, financial position, investment team, and compliance program; (c) information describing each Fund’s operating expenses compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objectives of that Fund; (d) information describing each Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective of the Fund; (e) information regarding AssetMark’s profitability in managing each Fund; and (f) other information relevant to the approval of the New Advisory Agreements.  The Board also considered information provided to them throughout the course of the year by AssetMark management and the Trusts’ chief compliance officer at meetings of the Board, and information gathered during visits by the Independent Trustees to AssetMark’s offices.  The Independent Trustees met in executive session with their independent legal counsel during the

April Board Meeting to discuss the proposed Transaction and its possible effect on the Funds. In addition, at the April Board Meeting, representatives of each of AssetMark and the Buyer met with the Board to discuss the Transaction and the Buyer’s general plans and intentions with respect to AssetMark and the Funds. In addition, the Trustees were provided with copies of the proposed forms of the New Advisory Agreements, along with a representation from AssetMark that the terms and conditions of each New Advisory Agreement are substantially identical to each Current Advisory Agreement.  The material factors and conclusions that formed the basis for the Board’s approval and its recommendation that shareholders vote “FOR” the approval of the New Advisory Agreements are discussed below.

The Trustees received assistance and advice regarding legal and industry standards from both independent counsel and from counsel to the Trusts.  The Independent Trustees relied upon such advice and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreements and the weight to be given to each such factor.  The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreements.

The Nature, Extent, and Quality of the Services Provided by AssetMark. The Board considered the representations made by the Buyer that: (i) neither the Buyer nor AssetMark expect the Transaction to materially impact the business conducted by AssetMark; (ii) AssetMark will maintain an independent organizational and operating structure; (iii) it is expected that AssetMark’s management team as well as AssetMark’s compliance, fund administration, risk management and investment strategies teams that are currently responsible for overseeing and managing the day-to-day activities of the Funds will be retained; (iv) the terms of the agreements between AssetMark and the Funds will not be materially changed; and (v) there are no anticipated material changes or reductions in the nature, quality or extent of the services currently provided by AssetMark to the Funds.  In addition, the Board considered that the Buyer represented that it will not require or request that AssetMark make any changes to the current sub-advisors to the Funds in connection with the Closing and that it expects that AssetMark will continue to use the same manager-of-managers approach for certain Funds, under which AssetMark maintains a focus on the selection, evaluation, and oversight of the Funds’ various sub-advisors and considered the New Advisory Agreement in the same manner, whereby it hires and supervises investment sub-advisors that manage certain Funds’ portfolios (or portions thereof) on a day-to-day basis.

The Trustees considered AssetMark’s capabilities in providing the administrative and compliance services needed to support the management of the Funds and process for managing the Funds’ sub-advisors, which were previously reviewed during the Annual Contract Renewal. The Trustees also considered (a) the experience, capability, and integrity of AssetMark’s management and other personnel; (b) the financial position of AssetMark currently and its anticipated financial position after the Transaction; (c) the quality of AssetMark’s regulatory and legal compliance policies, procedures, and systems; (d) the nature, extent, and quality of administrative and shareholder services provided by AssetMark to the Funds; and (e) AssetMark’s supervision of the Funds’ third-party service providers.  The Board also considered the role of AssetMark’s senior management and the extent of its involvement with the Funds as well as AssetMark’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained.

In connection with its approval of the New Advisory Agreements, the Board considered the breadth and quality of services that AssetMark provides to the Funds. The Trustees also considered that the Funds are an integral part of AssetMark’s program of asset allocation and shareholder services. Additionally, the Trustees considered AssetMark’s ability to provide administrative and compliance-related services in connection with AssetMark’s oversight of the sub-advisors’ compliance with the Funds’ respective investment objectives, policies, and restrictions; review of trading and brokerage matters; and other oversight activities.

Based on the factors described above, among others, as well as the information provided to the Board in advance of their meeting and throughout the past year (including in connection with the Annual Contract Renewal), the Trustees concluded that the nature, extent, and quality of the services to be provided by AssetMark to each Fund are not expected to change and will continue to benefit the Fund and its shareholders.

The Investment Performance of the Funds. The Board considered the overall investment performance of the Funds and evaluated the Funds’ performance in the context of the manager-of-managers structure and the special considerations that such a structure requires in connection with the Annual Contract Renewal.  Additionally, the Board considered that AssetMark’s ability to implement the Funds’ investment strategies is expected to be unchanged by the Transaction.

The Trustees concluded that AssetMark’s performance record in managing each of the Funds demonstrates that its continued management of the Funds, directly or through sub-advisors, will benefit each Fund and its shareholders following the Transaction.

Advisory Fees and Total Expenses.  The Board considered a detailed analysis of the Funds’ fees and expenses, including (i) a comparison of the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a group of funds selected by a third-party information provider; and (ii) comparisons of each Fund’s expenses to industry averages, expense ratios of sub-advised fund families, income statement data for other investment managers, and fee schedules for the Funds’ sub-advisors.  The Board also considered the Buyer’s representation that it does not anticipate causing AssetMark to seek any increases in advisory, sub-advisory, administration, distribution, transfer agency or other fee or expense ratios in the Funds as a result of the Transaction.  The Trustees also considered AssetMark’s continuing commitment to limit each Fund’s total expenses through fee waiver and expense limitation arrangements, noting that the Buyer represented that it does not anticipate causing AssetMark to seek any changes in the terms of the fee waiver and expense limitation arrangements that are currently in place.

Based on these factors, among others, the Trustees concluded that the level of the fees charged by AssetMark to each Fund is expected to be unchanged following the Transaction and continues to be reasonable in relation to the services provided by AssetMark.

Advisor Costs, Level of Profits, and Economies of Scale.  The Board reviewed financial information relating to AssetMark’s operations following the Transaction, including information relating to the financial stability of the Buyer and detailing AssetMark’s current and anticipated profitability with respect to its management of the Funds. The Board considered the allocation methods used by AssetMark to allocate expenses to the Funds under its profitability analysis and the individual profitability to AssetMark of each of the Funds under this methodology.

AssetMark has been operated as an independent entity and it is expected that AssetMark will continue to be operated as an independent entity after the Transaction is completed. Because AssetMark allocates the expenses of the firm among the Funds on a pro rata basis for the purpose of reviewing profitability, AssetMark expects that its profitability will not materially change as a result of the Transaction.  The Buyer’s current intention is to finance the Transaction with internal funds. It is not expected that either the Buyer or AssetMark will be incurring any debt in connection with the Transaction.

The Board considered each Fund’s overall advisory fee level and how breakpoints may affect AssetMark’s profitability.  The Trustees considered AssetMark’s expense limitation agreement to waive advisory fees received from the Funds and/or pay Fund expenses to the extent necessary to reflect: (1) potential economies of scale; and (2) reductions in fees that may occur as a result of certain contractual breakpoints in the fees paid by AssetMark to sub-advisors under the relevant sub-advisory agreements.  The Trustees concluded that AssetMark’s cost structure was reasonable and that AssetMark is sharing and would continue to share potential economies of scale with each Fund and its shareholders to their benefit.

Conclusion.  Based upon all of the foregoing factors and such other matters as were deemed relevant, the Trustees approved the New Advisory Agreements on behalf of the Funds and voted to recommend that shareholders approve the New Advisory Agreements.

Required Vote

To become effective with respect to a particular Fund, the New Advisory Agreement for that Fund must be approved by a vote of the “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Fund, which means the vote, at a meeting of the shareholders of the Fund duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.  The approval of the New Advisory Agreement by one Fund is not contingent on the approval of the New Advisory Agreement by any other Fund.  Each New Advisory Agreement was approved separately by the Independent Trustees of the Board, and by the Board of each Trust as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above.  The Board also determined to submit the New Advisory Agreement for consideration by the shareholders of each relevant Fund.  If the shareholders of a Fund do not approve the Fund’s New Advisory Agreement, the Board will consider other possible courses of action for the Fund, which may include entering into an interim management agreement with AssetMark pursuant to Rule 15a-4 under the 1940 Act.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

 VOTING INFORMATION

How will Shareholder Voting be Handled?

Only shareholders of record of the Funds at the close of business on May 2, 2016 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matters described in this Joint Proxy Statement.  Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, held in that Fund on the Record Date.

For GPS I, the holders of not less than a majority of the votes cast of shares of a Fund entitled to vote, present in person or by proxy at the Meeting (whether or not a quorum is present), may adjourn the Meeting with respect to the Proposal relating to such Fund.  The Meeting as to one or more of the Funds may also be adjourned by the chairperson of the Board or by the president of GPS I, in the absence of the chairperson of the Board.

For GPS II, the holders of shares of a Fund entitled to vote holding not less than a majority of the shares present in person or by proxy at the Meeting (whether or not a quorum is present) may adjourn the Meeting with respect to the Proposal relating to such Fund.  The Meeting as to one or more of the Funds may also be adjourned by the chairperson of the Board, the president of GPS II in the absence of the chairperson, or any vice president or other authorized officer of GPS II in the absence of the chairperson and the president.

For Savos, the vote of a majority of the shares of the Fund represented at the Meeting, either in person or by proxy (whether or not a quorum is present), may adjourn the Meeting with respect to the Proposal relating to the Fund.

It is anticipated that the persons named as proxies on the enclosed proxy card(s) will use the authority granted to them to vote on any adjournment in their discretion.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting.  Broker non-votes are proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote.  This generally occurs only when there is another matter at the meeting for which the brokers or nominees do have discretionary authority to vote, such as the Proposal.

How do I Ensure my Vote is Accurately Recorded?

You may attend the Meeting and vote in person.  You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet.  If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies.  A proxy card is, in essence, a ballot.  If you sign and date the proxy card but give no voting instructions, your shares will be voted  “FOR” the Proposal. Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Trusts does not expect any such matters to come before the Meeting.  If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

May I Revoke my Proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.  If you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What Other Matters will be Voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than as described in this Joint Proxy Statement.  Because the Meeting is a special meeting, the Board does not anticipate that any other matters will be brought before the Meeting by others.  However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

Who is Entitled to Vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matter described in this Joint Proxy Statement.  The table in Appendix E shows the number of outstanding shares of each class of each Fund as of the Record Date.

What is the Quorum Requirement?

A “Quorum” is the minimum number of shares that must be present in order to transact business at the Meeting.  For each of GPS I and Savos, one-third (33 1/3%) of the shares of a particular Fund entitled to vote in person or by proxy shall be a quorum for the transaction of business at the Meeting.  For GPS II, 40% of the shares of a particular Fund entitled to vote in person or by proxy shall be a quorum for the transaction of business at the Meeting.

Who will Pay the Expenses of the Meeting?

Under the Transaction Agreement, the Sellers and the Buyer have agreed to bear the expenses of the Funds in connection with the Board’s consideration of the New Advisory Agreement and New Sub-Advisory Agreements and related agreements and the costs of this proxy solicitation.  Each Trust has engaged AST Fund Solutions (“AST”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $178,000.  Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

What Other Solicitations will be Made?

This proxy solicitation is being made by the Board of the Trusts for use at the Meeting.  In addition to solicitations by mail, solicitations also may be made by advertisement, telephone,

telegram, telecopy, facsimile transmission or other electronic media, or personal contacts.  The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.  Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation will be borne by Sellers and the Buyer as provided above.  Officers, employees and agents of GPS I, GPS II, Savos, AssetMark, and their affiliates may, without extra pay, conduct solicitations by telephone, telegram, telecopy, facsimile transmission, or other electronic media and personal interviews.  Each Trust expects that any solicitations will be primarily by mail, but also may include telephone, telegram, telecopy, facsimile transmission, or other electronic media or oral solicitations.

As the Meeting date approaches, you may receive a telephone call from a representative of AST if your votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases when a telephonic proxy is solicited, the AST representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the AST representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information elicited matches the information previously provided to AST, then the AST representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on the Proposals.  Although the AST representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Joint Proxy Statement.  AST will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call AST immediately if his or her instructions are not correctly reflected in the confirmation.

How do I Submit a Shareholder Proposal for Inclusion in the Trust’s Proxy Statement for a Future Shareholder Meeting?

The governing instruments of each Trust do not require that the Funds hold annual meetings of shareholders.  Each Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements for which reliance on the Manager of Managers Order is not available or of a change in the fundamental investment policies, objectives or restrictions of the Fund.  In the event that less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.

The governing instruments of GPS I provide that a shareholder meeting may be called at any time by the Board, the chairperson of the Board or the president for the purpose of taking action upon any matter deemed necessary or desirable by the Board.  To the extent provided by the 1940 Act, a shareholder meeting may also be called for the purpose of electing Trustees by the shareholders of GPS I owning not less than 25% of the outstanding shares of GPS I.

The governing instruments of GPS II provide that a shareholder meeting may be called at any time by the Board, the chairperson of the Board or the president or any vice president of GPS II for the purpose of nominating specific persons for election to, or to fill vacancies on, the Board and taking action upon any other business matter deemed necessary or desirable by the Board.  A shareholder meeting shall be called by the chairperson of the Board, the president or any vice president of GPS II upon proper written request addressed to the secretary of GPS II at the primary business address of GPS II from: (i) shareholders holding not less than 10% of the outstanding shares of GPS II, with respect to nominating or removing a Trustee; or (ii) shareholders holding not less than a majority of the outstanding shares of GPS II, with respect to other business matters.

The governing instruments of Savos provide that a shareholder meeting may be called at any time by the Board or the president or secretary of Savos for the purpose of taking action upon any matter requiring the vote or authority of shareholders or upon any other matter as to which such vote or authority is deemed necessary or desirable by the Board or the president.  A shareholder meeting may also be called for any purpose deemed necessary or desirable upon the proper written request of shareholders holding at least 10% of the outstanding shares of Savos entitled to vote.

Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting must send their written proposal to the applicable Trust a reasonable time before the Board’s solicitation relating to that meeting is to be made.  Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement.  The persons named as proxies in future proxy materials of a Trust may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by that Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made.  Written proposals with regard to a Fund should be sent to the Secretary of the respective Trust at 1655 Grant Street, 10th Floor, Concord, California.

How May I Communicate with the Board?

Shareholders who wish to communicate to the Board of GPS I, GPS II or Savos may  address correspondence to the Secretary of the respective Trust at 1655 Grant Street, 10th Floor, Concord, California.  Shareholders may also send correspondence to any individual Trustee c/o GPS Funds I, GPS Funds II or Savos Investments Trust at 1655 Grant Street, 10th Floor, Concord, California.  Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUNDS

Investment Advisor

AssetMark, Inc., 1655 Grant Street, 10th Floor, Concord, California, serves as the investment advisor to each of the Funds under an investment advisory agreement with each Trust.  AssetMark is registered as an investment advisor with the SEC.

Custodian, Fund Administrator, Transfer Agent, Fund Accountant and Shareholder Servicing Agents

For GPS I and GPS II:

U.S. Bank N.A. (“U.S. Bank”), located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for each Fund’s cash and securities (except the GuideMark® Opportunistic Fixed Income Fund).  U.S. Bank does not assist in, and is not responsible for, investment decisions involving assets of the Funds.

U.S. Bancorp Fund Services, LLC (“USBFS”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as each Fund’s administrator, transfer agent and fund accountant.  In addition, certain other organizations that provide recordkeeping and other shareholder services may be entitled to receive fees from a Fund for shareholder support.  Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as custodian for the GuideMark® Opportunistic Fixed Income Fund’s cash and securities.  BNY Mellon does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

For Savos:

U.S. Bank, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Savos Dynamic Hedging Fund’s assets pursuant to a custodian agreement (the “U.S. Bank Contract”) with the Fund.  Under the U.S. Bank Contract, U.S. Bank (i) holds and transfers portfolio securities on account of the Fund, (ii) accepts receipts and makes disbursements of money on behalf of the Fund’s securities and (iii) makes periodic reports to the Board concerning the Fund’s operations.

USBFS, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer and dividend-paying agent.  Under the transfer agency agreement, USBFS maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the Fund and its shareholders.  For these services, USBFS receives fees from the Fund computed on the basis of the number of shareholder accounts that USBFS maintains for the Fund during each month and is reimbursed for out-of-pocket expenses.

Distributor

AssetMark Brokerage LLC, an affiliate of AssetMark, located at 1655 Grant Street, 10th Floor, Concord, California, is the distributor for the shares of each Fund.  AssetMark Brokerage LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of each Fund are offered on a continuous basis.

No Fund paid any brokerage commissions to any broker that is an affiliate (or an affiliate of an affiliate) of AssetMark during GPS I’s and GPS II’s most recently completed fiscal year ended March 31, 2016, or during Savos’ most recently completed fiscal year ended September 30, 2015.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and Trustees of each Trust, as a group, owned less than 1% of the outstanding voting shares of each Fund or class thereof.

To the best knowledge of each Trust, as of the Record Date, no person, other than those listed below, was the beneficial owner of 5% or more of the outstanding shares of any class of any Fund.  The beneficial owners of more than 5% of the outstanding Institutional Shares of each Fund as of the Record Date are listed below.  The address of each beneficial owner is 1655 Grant Street, 10th Floor, Concord, California.

GuideMark® Large Cap Core Fund - Institutional Shares

Name	Shares	% Ownership
GuidePath® Growth Allocation Fund	2,039,855	95%
GuidePath® Conservative Allocation Fund	98,811	5%

GuideMark® Emerging Markets Fund - Institutional Shares

Name	Shares	% Ownership
GuidePath® Growth Allocation Fund	529,155	98%

GuideMark® Small/Mid Cap Core Fund - Institutional Shares

Name	Shares	% Ownership
GuidePath® Growth Allocation Fund	2,477,672	92%
GuidePath® Conservative Allocation Fund	206,319	8%

GuideMark® World ex-US Fund - Institutional Shares

Name	Shares	% Ownership
GuidePath® Growth Allocation Fund	6,589,161	95%
GuidePath® Conservative Allocation Fund	329,737	5%

GuideMark® Core Fixed Income Fund - Institutional Shares

Name	Shares	% Ownership
GuidePath® Multi-Asset Income Allocation Fund	128,786	63%
GuidePath® Flexible Income Allocation Fund	75,951	37%

GuideMark® Opportunistic Fixed Income Fund - Institutional Shares

Name	Shares	% Ownership
GuidePath® Absolute Return Allocation Fund	664,792	71%
GuidePath® Multi-Asset Income Allocation Fund	227,733	24%

APPENDIX A — FORMS OF NEW ADVISORY AGREEMENTS

GPS FUNDS I

Investment Advisory Agreement

GPS Funds I

AGREEMENT made this [____] day of [______], 2016, by and between GPS Funds I, a Delaware statutory trust (the “Trust”), and AssetMark, Inc., a California corporation (the “Advisor”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is authorized to create, and currently consists of, separate series of shares, each representing interests in a separate mutual fund managed according to its own investment objectives and policies;

WHEREAS, the Advisor is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and served as the investment adviser to the series of the Trust under an Investment Advisory Agreement dated August 30, 2013, as amended October 9, 2015 (the “Old Agreement”);

WHEREAS, in connection with a change in ownership of the Advisor effective on the date first written above, the Old Agreement terminated automatically as required under the 1940 Act; and

WHEREAS, the Board of Trustees and shareholders of the Trust have each approved this Agreement to replace the Old Agreement, and the parties hereto desire to enter into this Agreement so that the Advisor may continue to provide investment advisory services with respect to the series listed on Schedule A, as may be amended from time to time, attached hereto and made a part of this Agreement (each a “Fund” and collectively the “Funds”).

NOW, THEREFORE, in consideration of mutual covenants recited below, the parties agree as follows:

1.           DUTIES OF THE TRUST.

(a)           The Trust, except as otherwise provided in this Agreement, is responsible for conducting its own business and affairs and for all necessary and incidental expenses and salaries including, but not limited to, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; preparation and filing of such forms as may be required by the various jurisdictions in which the Trust’s shares may be sold; preparation, printing and mailing of reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes, and state and federal registration fees.

(b)           In the conduct of the respective businesses of the parties and in the performance of this Agreement, the Trust and the Advisor may share facilities common to each, with appropriate proration of expenses between them.

(c)           To the extent the Advisor incurs any costs by assuming expenses that are an obligation of the Trust as set forth herein, the Trust shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses.  To the extent the services for which the Trust is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from the Trust to the extent of the Advisor’s actual costs for providing such services.

2.           DUTIES OF THE ADVISOR.

(a)           The Trust employs the Advisor generally to manage the investment and reinvestment of the assets of the Funds.  In so doing, the Advisor may hire one or more sub-advisors for each Fund to carry out the investment program of the Fund(s) (subject to the approval of the Trust’s Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Advisor from the U.S. Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of any affected Fund(s)).  To the extent that the Advisor does hire any sub-advisor, it will thereafter continuously review, supervise and (where appropriate) administer the investment program of the Fund(s).

(b)           The Advisor will provide, or direct any sub-advisor  to provide to the Administrator and the Trust records concerning the Advisor’s and sub-advisor(s)’ activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust’s officers and Trustees concerning the Advisor’s and sub-advisor(s)’ performance of the foregoing responsibilities.  The retention of a sub-advisor by the Advisor shall not relieve the Advisor of its responsibilities under this Agreement.

(c)           The Advisor shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust’s prospectus and statement of additional information, as amended from time to time (referred to collectively as the “Prospectus”), and applicable laws and regulations.  The Trust will furnish the Advisor from time to time with copies of all amendments or supplements to the Prospectus, if any.

(d)           The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisors) required by it to perform the services on the terms and for the compensation provided herein.  The Advisor will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

3.           DELIVERY OF DOCUMENTS.

(a)           The Trust has furnished Advisor with copies properly certified or authenticated of each of the following and will furnish any amendments and restatements as they are effected:

(i)
The Trust’s Certificate of Trust, as filed with the Secretary of State of Delaware, and its Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration of Trust”);

(ii)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(iii)	Prospectus(es) of the Fund(s).

(b)           The Advisor has furnished to the Trust, a copy of its Form ADV as filed with the U.S. Securities and Exchange Commission, and will furnish any amendment thereto as it may be effected.

4.           OTHER COVENANTS.  The Adviser agrees that it:

(a)           will comply with all applicable Rules and Regulations of the U.S. Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

(b)           will place or will cause the sub-advisors to place orders pursuant to its/their investment determinations for the Fund(s) either directly with the issuer or with any broker or dealer.  In executing portfolio transactions and selecting brokers or dealers, the Advisor will, or will cause the sub-advisors to use its/their best efforts to seek on behalf of a Fund the best overall terms available.  In assessing the best overall terms available for any transaction, the Advisor (or any sub-advisor) shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Advisor (or any sub-advisor) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a Fund and/or other accounts over which the Adviser or an affiliate of the Advisor may exercise investment discretion.  The Advisor (or any sub-advisor) is authorized, subject to the prior approval of the Trust’s Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor (or any sub-advisor) determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or terms of the overall responsibilities of the Advisor to a Fund.  In no instance, however, will any Fund’s securities be purchased from or sold to the Advisor, any sub-advisor engaged with respect to that Fund, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Advisor, and sub-advisor or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission and the 1940 Act.  The Advisor (and any sub-advisor) is also authorized to enter into brokerage/service arrangements with broker-dealers whereby certain broker-dealers agree to pay all or a portion of a Fund’s custodian, administrative, transfer agency, and/or other fees in exchange for such Fund directing certain minimum brokerage amounts to such broker-dealer, if, and only if, the Advisor (or any sub-advisor) determines in good faith that such arrangement was reasonable - viewed in terms of that particular transaction or terms of the overall responsibilities of the Advisor (or sub-advisor) to a Fund.

5.           COMPENSATION OF THE ADVISOR.

(a)           For the services to be rendered by the Advisor as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Advisor compensation at the rate(s) specified in Schedule A, as may be amended from time to time, attached hereto and made a part of this Agreement.  Such compensation shall be paid to the Advisor at the end of each month and calculated by applying a daily rate to the assets of each of the Funds, based on the annual percentage rates as specified in the attached Schedule A. The fee shall be based on the average daily net assets for the month involved.

(b)           Any advisory fees which may be charged by sub-advisors hired by the Advisor are the sole obligation of the Advisor, and not of the Trust.

(c)           If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

(d)           The Advisor may voluntarily or contractually agree to reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may similarly agree to make payments to limit expenses which are the responsibility of the Trust under this Agreement.  Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.  Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily.  Any fee withheld shall be voluntarily reduced and any Fund expense paid by the Advisor voluntarily or pursuant to an agreed expense limitation shall be reimbursed by the Fund to the Advisor in the first, second, or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction, or payment to the extent permitted by applicable law if the aggregate expenses for the next succeeding fiscal year, second fiscal year or third succeeding fiscal year do not exceed any limitation to which the Advisor has agreed.

6.           EXCESS EXPENSES.

If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Advisor, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Advisor shall bear such excess cost.

However, the Advisor will not bear expenses of the Trust or any Fund which would result in the Trust’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.  Payment of expenses by the Advisor pursuant to this Section 6 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Advisor’s fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Advisor’s services.

7.           REPORTS.

The Trust and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.  The Advisor further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-advisor as the Trust may reasonably request.

8.           STATUS OF THE ADVISOR.

The services of the Advisor to the Trust are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.  To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Advisor to be suitable for two or more accounts managed by the Advisor, the available securities or investments may be allocated in a manner believed by the Advisor to be equitable to each account.  It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

9.           LICENSING OF NAMES.

The Advisor has adopted and used the service marks “GPS” “GuideMark” and “GuidePath” (the “Marks”) in connection with its financial and mutual fund services, and grants the Trust a revocable, non-exclusive royalty-free right and license to use the Marks in connection with the names of the Trust and/or the Funds and the Trust’s business.  In the event that the Advisor ceases to be the investment adviser for the Trust or any Fund for any reason, the Trust will (unless the Advisor otherwise agrees in writing) take all necessary steps to change the name of the Trust or Funds to a name not including the Marks within a reasonable period of time.

10.           CERTAIN RECORDS.

The Advisor shall maintain, and cause any sub-advisors to maintain, books and records with respect to the Advisor’s and the sub-advisor’s respective services to the Funds in accordance with good practice, applicable federal and state securities laws, and such instructions as may be provided to it by the Trust from time to time.

11.           LIMITATION OF LIABILITY OF THE ADVISOR.

The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder.  The Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.  (As used in this Section 11, the term “Advisor” shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

12.           PERMISSIBLE INTERESTS.

Trustees, agents, and shareholders of the Trust are or may be interested in the Advisor (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Advisor are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law.  All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s Prospectus as required by law.  In addition, brokerage transactions for the Trust may be effected through affiliates of the Advisor or any sub-advisor if approved by the Board of Trustees, subject to the rules and regulations of the U.S. Securities and Exchange Commission.

13.           DURATION AND TERMINATION.

This Agreement, unless sooner terminated as provided herein, shall for each Fund listed on Schedule A attached hereto remain in effect from the date of execution or, if later, the date approved by the Fund’s shareholders (the “Effective Date.”), for an initial term of two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.  The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

No amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act (currently, by the vote of a majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act (unless shareholder approval of the amendment would not be required to be consistent with SEC interpretations of Section 15 of the 1940 Act), and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval).

This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days written notice to the Trust.  This Agreement will automatically and immediately terminate in the event of its assignment.

This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

As used in this Section 13, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the U.S. Securities and Exchange Commission.

14.           GOVERNING LAW.

This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

15.           NOTICE.

Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Advisor at:
AssetMark, Inc.
1655 Grant Street, 10th Floor
Concord, California 94520
Attn:  Carrie E. Hansen

To the Trust at:
GPS Funds I
c/o AssetMark, Inc.
1655 Grant Street, 10th Floor
Concord, California 94520
Attn:  Carrie E. Hansen

16.           SEVERABILITY.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17.           ENTIRE AGREEMENT.

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Certificate of Trust of the Trust is on file with the Secretary of State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No series of the Trust shall be liable for the obligations of any other series of the Trust.  Without limiting the generality of the foregoing, the Advisor shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the U.S. Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

AssetMark, Inc.	GPS Funds I

By: ________________________________	By: ______________________________

Name & Title: ________________________	Name & Title: ______________________

Schedule A
to the
Investment Advisory Agreement
between
GPS Funds I and AssetMark, Inc.

Pursuant to Section 5 of the Investment Advisory Agreement, the Trust shall cause each Fund to pay the Advisor compensation at an annual rate as follows:

Fund	Management Fee (as a percentage of average daily net assets)	Original Effective Date	Initial Renewal Deadline
GuideMark® Large Cap Core Fund	0.45%	[______], 2016	[______], 2018
GuideMark® Emerging Markets Fund	0.59%	[______], 2016	[______], 2018
GuideMark® Small/Mid Cap Core Fund	0.57%	[______], 2016	[______], 2018
GuideMark® World Ex-US Fund	0.50%	[______], 2016	[______], 2018
GuideMark® Opportunistic Equity Fund	0.80%	[______], 2016	[______], 2018
GuideMark® Core Fixed Income Fund	0.50%	[______], 2016	[______], 2018
GuideMark® Tax-Exempt Fixed Income Fund	0.50%	[______], 2016	[______], 2018

GPS FUNDS II

INVESTMENT ADVISORY AGREEMENT

GPS FUNDS II

      AGREEMENT made as of this [_____] day of August, 2016, by and between GPS Funds II, a Delaware statutory trust (the “Trust”), and AssetMark, Inc., a California corporation (the “Advisor”).

      WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is authorized to create, and currently consists of, separate series of shares, each representing interests in a separate mutual fund managed according to its own investment objectives and policies;

      WHEREAS, the Advisor is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and served as the investment adviser to the series of the Trust under an Investment Advisory Agreement dated August 30, 2013, as amended on January 19, 2016 (the “Old Agreement”);

  WHEREAS, in connection with a change in ownership of the Advisor effective on the date first written above, the Old Agreement terminated automatically as required under the 1940 Act; and

      WHEREAS, the Board of Trustees and shareholders of the Trust have each approved this Agreement to replace the Old Agreement, and the parties hereto desire to enter into this Agreement so that the Advisor may continue to provide investment advisory services with respect to the series listed on Schedule A, as may be amended from time to time, attached hereto and made a part of this Agreement (each a “Fund” and collectively the “Funds”).

      NOW, THEREFORE, in consideration of mutual covenants recited below, the parties agree as follows:

1.           DUTIES OF THE TRUST.

(a)           The Trust, except as otherwise provided in this Agreement, is responsible for conducting its own business and affairs and all necessary and incidental expenses and salaries including, but not limited to, the costs incurred in: the maintenance of its corporate existence; maintenance of its status as a registered investment company under the 1940 Act and as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates (if any), preparation and filing of such forms as may be required by the various jurisdictions in which the Trust’s shares may be sold; preparation, printing and mailing of reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions and other transaction charges; custodian fees; administration fees and related expenses; legal and accounting fees; taxes, and state and federal registration fees.

(b)           In the conduct of the respective businesses of the parties and in the performance of this Agreement, the Trust and the Advisor may share facilities common to each, with appropriate proration of expenses between them.

(c)           To the extent the Advisor incurs any costs by assuming expenses that are an obligation of the Trust as set forth herein, the Trust shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses.  To the extent the services (other than services contemplated under this Agreement) for which the Trust is obligated to pay are performed by the Advisor, the Advisor shall be entitled to appropriate payment from the Trust, subject to supervision of such arrangements by the Trust’s Board of Trustees.

2.           DUTIES OF THE ADVISOR.

(a)           The Trust employs the Advisor generally to manage the investment and reinvestment of the assets of the Funds.  In so doing, the Advisor may hire one or more sub-advisors for each Fund to carry out the investment program of the Fund(s) (subject to the approval of the Trust’s Board of Trustees and (except as otherwise permitted under the terms of any exemptive relief obtained by the Trust and/or Advisor from the U.S. Securities and Exchange Commission (“SEC”), or by rule or regulation) a majority of the outstanding voting securities of any affected Fund(s)). To the extent that the Advisor does hire any sub-advisor, the Advisor will thereafter continuously review, supervise and (where appropriate) administer the investment program of the Fund(s).

(b)           The Advisor will provide, or direct any sub-advisor to provide, to the Trust and any appropriate Trust service provider, records concerning the Advisor’s and sub-advisor(s)’ activities which the Trust is required to maintain, and to render regular reports to the Trust’s officers and Trustees concerning the Advisor’s and sub-advisor(s)’ performance of the foregoing responsibilities.  The retention of a sub-advisor by the Advisor shall not relieve the Advisor of its responsibilities under this Agreement.

(c)           The Advisor shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust’s prospectus(es) and statement(s) of additional information, as amended from time to time (referred to collectively as the “Prospectus”), and applicable laws and regulations.  The Trust will furnish the Advisor from time to time with copies of all amendments or supplements to the Prospectus, if any.

(d)           The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.  The Advisor will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

3.           DELIVERY OF DOCUMENTS.

(a)           The Trust has furnished the Advisor with properly certified or authenticated copies of each of the following and will furnish any amendments and restatements as they are effected:

(i)
The Trust’s Certificate of Trust, as filed with the Secretary of State of Delaware, and its Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration of Trust”);;

(ii)	The By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(iii)	The Prospectus(es) of the Fund(s).

(b)           The Advisor has furnished to the Trust, a copy of its Form ADV as filed with the SEC, and will furnish any amendment thereto as it may be effected.

4.           OTHER COVENANTS.  The Advisor agrees that it:

(a)           will comply with all applicable rules and regulations of the SEC and, in addition, will conduct its activities under this Agreement in accordance with all other applicable law and regulations;

(b)           will place, or will cause each sub-advisor to place, orders pursuant to the sub-advisor’s investment determinations for the Fund either directly with the issuer or with any broker or dealer.  In executing portfolio transactions and selecting brokers or dealers, the Advisor will, or will cause the sub-advisors, to use its/their best efforts to seek on behalf of a Fund the best overall terms available.  In assessing the best overall terms available for any transaction, the Advisor (or any sub-advisor) shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Advisor (or any sub-advisor) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a Fund and/or other accounts over which the Advisor or an affiliate of the Advisor may exercise investment discretion.  The Advisor (or any sub-advisor) is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction only if the Advisor or sub-advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or terms of the overall responsibilities of the Advisor to a Fund.  In no instance, however, will any Fund’s securities be purchased from or sold to the Advisor, any sub-advisor engaged with respect to that Fund, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Advisor, any sub-advisor or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC, 1940 Act or the rules thereunder.  The Advisor (and any sub-advisor) is also authorized to enter into brokerage/service arrangements with broker-dealers whereby certain broker-dealers agree to pay all or a portion of a Fund’s custodian, administrative, transfer agency, and/or other fees in exchange for such Fund directing certain minimum brokerage amounts to such broker-dealer, if, and only if, the Advisor (or any sub-advisor) determines in good faith that such arrangement was reasonable viewed in terms of that particular transaction or terms of the overall responsibilities of the Advisor (or sub-advisor) to a Fund.

5.           COMPENSATION OF THE ADVISOR.

(a)           For the services to be rendered by the Advisor to each Fund as provided in Sections 1 and 2 of this Agreement, the Trust shall cause each Fund to pay to the Advisor compensation at the rate(s) specified in Schedule A, as may be amended from time to time, attached hereto and made a part of this Agreement.  Such compensation shall be paid to the Advisor at the end of each month and calculated by applying a daily rate to the assets of each of the Funds, based on the annual percentage rates as specified in the attached Schedule A. The fee shall be based on the average daily net assets for the month involved.

(b)           Any advisory fees which may be charged by sub-advisors hired by the Advisor are the sole obligation of the Advisor, and not of the Trust.

(c)           If this Agreement is terminated prior to the end of any calendar month, the advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

(d)           The Advisor may voluntarily or contractually agree to reduce any portion of the compensation or reimbursement of expenses due to the Advisor pursuant to this Agreement and may similarly agree to make payments to limit expenses which are the responsibility of the Trust under this Agreement.  Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.  Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily. Any advisory fee voluntarily or contractually reduced and any Fund expense paid by the Advisor voluntarily or pursuant to an agreed expense limitation shall be reimbursed by the Fund to the Advisor, to the extent permitted by applicable law, during the three years following the time at which the Advisor waived fees or assumed expenses for the Fund under this Agreement.

6.           EXCESS EXPENSES.

If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Advisor, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares are qualified for offer and sale, the Advisor shall bear such excess cost.

However, the Advisor will not bear expenses of the Trust or any Fund which would result in the Trust’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.  Payment of expenses by the Advisor pursuant to this Section 6 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Advisor’s fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Advisor’s services.

7.           REPORTS.

The Trust and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.  The Advisor further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-advisor as the Trust may reasonably request.

8.           STATUS OF THE ADVISOR.

The services of the Advisor to the Trust are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.  To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Advisor to be suitable for two or more accounts managed by the Advisor, the available securities or investments may be allocated in a manner believed by the Advisor to be equitable to each account.  It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

9.           CERTAIN RECORDS.

The Advisor shall maintain, and cause any sub-advisors to maintain, books and records with respect to the Advisor’s and the sub-advisors’ respective services to the Funds in accordance with good practice, applicable federal and state securities laws, and such instructions as may be provided to it by the Trust from time to time.

10.         LIMITATION OF LIABILITY OF THE ADVISOR.

The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder.  The Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.  (As used in this Section 11, the term “Advisor” shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

11.         PERMISSIBLE INTERESTS.

Trustees, agents, and shareholders of the Trust are or may be interested in the Advisor (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Advisor are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law.  All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s Prospectus as required by law.  In addition, brokerage transactions for the Trust may be effected through affiliates of the Advisor or any sub-advisor, if effected pursuant to procedures approved by the Board of Trustees, subject to the rules and regulations of the SEC.

12.           DURATION AND TERMINATION.

This Agreement, unless sooner terminated as provided herein, shall for each Fund listed on Schedule A attached hereto become effective on the date listed therein or, if later, the date the agreement was approved by both: (a) the vote of a majority of those Trustees of the Trust who are not parties to such agreement or interested persons of any such party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval; and (b) the vote of a majority of the outstanding voting securities of such Fund (the “Effective Date”), for an initial term of two years from the Effective Date.  Thereafter, the Agreement shall continue in effect for each Fund for subsequent periods of one year so long as each such continuance is specifically approved at least annually: (a) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.  The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

No amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act (currently, by the vote of a majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act (unless shareholder approval of the amendment would not be required based upon relevant SEC interpretations of Section 15 of the 1940 Act), and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval).

This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days written notice to the Trust.  This Agreement will automatically and immediately terminate in the event of its assignment.

This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

As used in this Section 13, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

13.         GOVERNING LAW.

This Agreement shall be governed by the internal laws of the State of Delaware without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.         NOTICE.

Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Advisor at:
AssetMark, Inc.
1655 Grant Street, 10th Floor
Concord, California 94520
Attn:  Carrie E. Hansen

To the Trust at:
GPS Funds II
c/o AssetMark, Inc.
1655 Grant Street, 10th Floor
Concord, California 94520
Attn:  Carrie E. Hansen

15.         SEVERABILITY.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.         LICENSING OF NAMES.

The Advisor has adopted and used the service marks “GPS” “GuideMark” and “GuidePath” (the “Marks”) in connection with its financial and mutual fund services, and grants the Trust a revocable, non-exclusive royalty-free right and license to use the Marks in connection with the names of the Trust and/or the Funds and the Trust’s business.  In the event that the Advisor ceases to be the investment adviser for the Trust or any Fund for any reason, the Trust will (unless the Advisor otherwise agrees in writing) take all necessary steps to change the name of the Trust or Funds to a name not including the Marks within a reasonable period of time.

17.         ENTIRE AGREEMENT.

This Agreement embodies the entire agreement and understanding relating to this Agreement’s subject matter between the parties hereto, and supersedes all such prior agreements and understandings.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

The Advisor has adopted and used the service marks “GPS” “GuideMark” and “GuidePath” (the “Marks”) in connection with its financial and mutual fund services, and grants the Trust a revocable, non-exclusive royalty-free right and license to use the Marks in connection with the names of the Trust and/or the Funds and the Trust’s business.  In the event that the Advisor ceases to be the investment adviser for the Trust or any Fund for any reason, the Trust will (unless the Advisor otherwise agrees in writing) take all necessary steps to change the name of the Trust or Funds to a name not including the Marks within a reasonable period of time.

A copy of the Certificate of Trust of the Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No series of the Trust shall be liable for the obligations of any other series of the Trust.  Without limiting the generality of the foregoing, the Advisor shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

ASSETMARK, INC.                                                                                                GPS FUNDS II

By:   ______________________________                                                                                                By: __________________________
Name & Title:  ____________________________                                                                                    Name & Title:  ______________________

Schedule A
to the
Investment Advisory Agreement
between
GPS Funds II
and
AssetMark, Inc.

Pursuant to Section 5 of the Investment Advisory Agreement, the Trust shall cause each Fund to pay the Advisor compensation at an annual rate as follows:

Fund:	Compensation (as a percentage of daily net assets):	Effective Date	Initial Renewal Deadline
GuidePath® Growth Allocation Fund	0.250%	[_____], 2016	[_____], 2018
GuidePath® Conservative Allocation Fund	0.250%	[_____], 2016	[_____], 2018
GuidePath® Tactical Allocation Fund	0.350%	[_____], 2016	[_____], 2018
GuidePath® Absolute Return Allocation Fund	0.350%	[_____], 2016	[_____], 2018
GuideMark® Opportunistic Fixed Income Fund	0.700%	[_____], 2016	[_____], 2018
GuidePath® Multi-Asset Income Allocation Fund	0.350%	[_____], 2016	[_____], 2018
GuidePath® Fixed Income Allocation Fund	0.250%	[_____], 2016	[_____], 2018
GuidePath® Managed Futures Strategy Fund	1.050%	[_____], 2016	[_____], 2018

SAVOS DYNAMIC HEDGING FUND

INVESTMENT ADVISORY AGREEMENT

 THIS INVESTMENT ADVISORY AGREEMENT is made as of the [___] day of [______], 2016, by and between Savos Investments Trust, a Delaware statutory trust (the “Trust”), on behalf of its Savos Dynamic Hedging Fund series (the “Fund”) and AssetMark, Inc., a California corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities;

WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and served as the investment adviser to the Fund under an Investment Advisory Agreement dated August 30, 2013 (the “Old Agreement”);

WHEREAS, in connection with a change in ownership of the Adviser effective on the date first written above, the Old Agreement terminated automatically as required under the 1940 Act; and

WHEREAS, the Board of Trustees and shareholders of the Trust have each approved this Agreement to replace the Old Agreement, and the parties hereto desire to enter into this Agreement so that the Adviser may continue to provide investment advisory services with respect to the Fund.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

Section 1. Investment Description: Appointment

The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in the Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended) dated September 8, 2005 (the “Declaration”), in the prospectus (the “Prospectus”) and in the statement of additional information (the “Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s Registration Statement on Form N-1A, as amended from time to time and in the manner and to the extent as may from time to time be approved in the manner set forth in the Declaration. Copies of the Trust’s Prospectus, the Statement of Additional Information and the Declaration have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as the Fund’s investment advisor. The Adviser accepts the appointment and agrees to furnish the services described in Section 2 of this Agreement for the compensation set forth in Section 6 of this Agreement.

Section 2. Services as Adviser; Appointment of Sub-advisers

Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will:

(a) act in conformity with the Declaration, the Investment Company Act, and the Advisers Act;

(b) manage the Fund’s assets in accordance with the Fund’s investment objective and policies as stated in the Prospectus and Statement of Additional Information;

(c) make investment decisions for the Fund;

(d) place purchase and sale orders for securities on behalf of the Fund;

(e) exercise voting rights in respect of portfolio securities and other investments for the Fund; and

f) monitor and evaluate the services provided by the Fund’s investment sub-advisers(s) (the “Sub-adviser(s)”), if any, under the terms of the applicable investment sub-advisory agreement(s).

In providing these services, the Adviser will provide investment research and supervision of the Fund’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

Subject to the approval of the Trustees of the Trust and, if required by law, the Fund’s shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Fund and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. Notwithstanding the foregoing, the Adviser may in its sole discretion choose not to employ any sub-adviser(s), and may manage the Fund’s assets itself. In the event that a Sub-adviser’s engagement has been terminated, the Adviser likewise may, in its sole discretion, arrange for a successor sub-adviser on terms and conditions acceptable to the Fund and the Trust’s Board of Trustees, or the Adviser may manage the Fund’s assets itself.

Section 3. Brokerage

In executing transactions for the Fund and selecting brokers or dealers, the Sub-adviser(s) will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security or commodity interest, the price of the security or commodity interest, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Sub-adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Sub-adviser or an affiliate exercises investment discretion.

Section 4. Information Provided to the Trust

The Adviser will keep the Trust informed of developments materially affecting the Fund and the Adviser will, on its own initiative, furnish the Trust from time to time whatever information the Adviser believes is appropriate for this purpose.

Section 5. Standard of Care

The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to holders of the Fund’s shares of beneficial interest to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that Fund may have under those laws.

Section 6. Compensation

(a) In consideration of services rendered pursuant to this Agreement, the Fund will accrue daily and pay monthly a fee to the Adviser at the annual rate of 1.20% of the average daily net assets of the Fund.

(b) The fee for the period from the commencement of investment operations to the end of the month during which investment operations commence will be prorated according to the proportion that such period bears to the full monthly period, and will be payable that month. Upon any termination of the Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement.

(c) For the purpose of determining fees payable to the Adviser under this Agreement, the value of the Fund’s net assets will be computed in the manner described in the Trust’s current Prospectus and/or Statement of Additional Information.

Section 7. Costs and Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it as well as the payment of the fees of the Sub-adviser(s). The Fund will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser or any of its affiliates; fees of any pricing service employed to value shares of the Fund; SEC fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the Fund’s shareholders and of the officers or Trustees of the Trust; and any extraordinary expenses.

The Fund will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Fund is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

Section 8. Services to Other Companies or Accounts

The Trust understands that the Adviser and the Sub-adviser(s) may act as investment advisers to fiduciary and other managed accounts, including other investment companies, and the Trust has no objection to the Adviser and Sub-adviser(s) so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser or Sub-adviser(s) have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each account or company. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Trust understands and acknowledges that persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of any kind or nature.

Section 9. Term of Agreement

(a) This agreement will become effective as of  the date first written above (“Effective Date”), and shall continue for an initial term of two years from the Effective Date. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust’s Board of Trustees or (ii) a vote of a “majority” of the Fund’s outstanding voting securities (as defined in the Investment Company Act), provided that in either event the continuance is also approved by a majority of Trustees who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement is terminable, without penalty, on 60 days’ written notice, by the Trust’s Trustees or by vote of holders of a majority of the Fund’s outstanding voting securities, or upon 90 days’ written notice, by the Adviser.

(c) This Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act or in rules adopted under the Investment Company Act).

Section 10. Miscellaneous

(a) The Trust recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies), and that the Trust or such other corporations and trusts may include the names “GPS” “GuideMark” or “GuidePath” as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. The Trust agrees that, at the Adviser’s request, the Trust’s license to use “GPS” “GuideMark” or “GuidePath” will terminate and that the Trust will take all necessary action to change the name of the Trust to a name that does not include “GPS” “GuideMark” or “GuidePath”.

(b) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act, the Advisers Act or rules or orders of the SEC.

(c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e) Nothing herein shall be construed as constituting the Adviser as an agent of the Trust.

(f) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

Savos Investments Trust on behalf of Savos Dynamic Hedging Fund

By:

Name and Title:

AssetMark, Inc.

By:

Name and Title:

APPENDIX B — INVESTMENT ADVISORY FEES PAID TO ASSETMARK

The table below sets forth the investment advisory fees paid by each Fund to AssetMark for the fiscal year ended March 31, 2016 for all Funds except Savos Dynamic Hedging Fund and the fiscal year ended September 30, 2015 for Savos Dynamic Hedging Fund.

Fund Name	Advisory Fee
GPS FUNDS I
GuideMark® Large Cap Core Fund	$1,265,106
GuideMark® Emerging Markets Fund	$1,119,884
GuideMark® Small/Mid Cap Core Fund	$511,689
GuideMark® World ex-US Fund	$1,870,729
GuideMark® Opportunistic Equity Fund	$877,037
GuideMark® Core Fixed Income Fund	$1,352,877
GuideMark® Tax-Exempt Fixed Income Fund	$295,447

GPS FUNDS II
GuideMark® Opportunistic Fixed Income Fund	$1,145,371
GuidePath® Growth Allocation Fund	$669,616
GuidePath® Conservative Allocation Fund	$364,422
GuidePath® Tactical Allocation Fund	$1,570,409
GuidePath® Absolute Return Allocation Fund	$1,108,652
GuidePath® Multi-Asset Income Allocation Fund	$427,713
GuidePath® Flexible Income Allocation Fund	$333,028
GuidePath® Managed Futures Strategy Fund	$380,322

SAVOS INVESTMENTS TRUST
Savos Dynamic Hedging Fund	$65,930

B-1

APPENDIX C — NAME AND ADDRESS OF EACH SUB-ADVISOR

As of the date of this Proxy Statement, the sub-advisors for the Funds, along with their addresses, are as follows:

Fund	Sub-Advisor	Address
GuideMark® Large Cap Core Fund	Goldman Sachs Asset Management, L.P.	200 West Street, New York, New York 10282
GuideMark® Emerging Markets Fund	Goldman Sachs Asset Management, L.P.	200 West Street, New York, New York 10282
GuideMark® Small/Mid Cap Core Fund	Goldman Sachs Asset Management, L.P.	200 West Street, New York, New York 10282
GuideMark® World ex-US Fund	Goldman Sachs Asset Management, L.P.	200 West Street, New York, New York 10282
GuideMark® Opportunistic Equity Fund	Westfield Capital Management Company, L.P. Diamond Hill Capital Management, Inc. River Road Asset Management, LLC	One Financial Center, 24th Floor, Boston, Massachusetts 02111 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202
GuideMark® Core Fixed Income Fund	Wellington Management Company, LLP Barrow, Hanley, Mewhinney & Strauss, LLC	280 Congress Street, Boston, Massachusetts 02210 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201
GuideMark® Tax-Exempt Fixed Income Fund	Delaware Management Company Nuveen Asset Management, LLC	2005 Market Street, Philadelphia, Pennsylvania 19103 333 West Wacker Drive, Chicago, Illinois 60606
GuideMark® Opportunistic Fixed Income Fund	Franklin Advisers, Inc. Loomis, Sayles & Co., L.P. DoubleLine Capital LP	One Franklin Parkway, San Mateo, California 94403 One Financial Center, Boston Massachusetts 02111 333 S. Grand Avenue, Los Angeles, California 90071
GuidePath ® Managed Futures Strategy Fund	AlphaSimplex Group, LLC	225 Main Street, Cambridge, Massachusetts 02142

C-1

APPENDIX D — DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF ASSETMARK AND OFFICERS OF BOTH A TRUST AND ASSETMARK

The directors and the principal executive officers of AssetMark and their principal occupations are as follows.  The principal business address of each is 1655 Grant Street 10th Floor, Concord, California 94520-2445.

Name	Principal Occupation
Carrie E. Hansen	Chief Operating Officer and Director
Charles G. Goldman	President, Chief Executive Officer and Director
Claire G. Blue	Chief Compliance Officer
Gary G. Zyla	Chief Financial Officer and Director
Jeremiah H. Chafkin	Chief Investment Officer
John S. Battaglia	President of Aris
Michael H. Kim	National Sales and Consulting Leader
Natalie G. Wolfsen	Chief Commercialization Officer
Ted F. Angus	General Counsel and Director

The following persons hold the following positions with each Trust and with AssetMark.

Name	Position with Each Trust	Position with AssetMark
Carrie E. Hansen	Chairman, Trustee and President	Chief Operations Officer

D-1

APPENDIX E — NUMBER OF SHARES OF EACH FUND OUTSTANDING AS OF THE RECORD DATE

Fund Name - Service Shares	Total Shares Outstanding
GPS FUNDS I
GuideMark® Large Cap Core Fund	14,100,970
GuideMark® Emerging Markets Fund	10,027,752
GuideMark® Small/Mid Cap Core Fund	3,048,699
GuideMark® World ex-US Fund	16,809,529
GuideMark® Opportunistic Equity Fund	7,099,934
GuideMark® Core Fixed Income Fund	21,448,353
GuideMark® Tax-Exempt Fixed Income Fund	4,042,806

GPS FUNDS II
GuideMark® Opportunistic Fixed Income Fund	8,426,036
GuidePath® Growth Allocation Fund	37,341,981
GuidePath® Conservative Allocation Fund	5,463,952
GuidePath® Tactical Allocation Fund	41,915,664
GuidePath® Absolute Return Allocation Fund	14,737,092
GuidePath® Multi-Asset Income Allocation Fund	10,591,993
GuidePath® Flexible Income Allocation Fund	11,792,413
GuidePath® Managed Futures Strategy Fund	19,327,568

SAVOS INVESTMENTS TRUST
Savos Dynamic Hedging Fund	12,071,594

Fund Name - Institutional Shares	Total Shares Outstanding
GPS FUNDS I
GuideMark® Large Cap Core Fund	2,138,667
GuideMark® Emerging Markets Fund	542,192
GuideMark® Small/Mid Cap Core Fund	2,683,992
GuideMark® World ex-US Fund	6,918,898
GuideMark® Opportunistic Equity Fund	22,893
GuideMark® Core Fixed Income Fund	204,737

GPS FUNDS II
GuideMark® Opportunistic Fixed Income Fund	939,708
GuidePath® Growth Allocation Fund	1,061,986
GuidePath® Conservative Allocation Fund	451,680
GuidePath® Tactical Allocation Fund	542,263
GuidePath® Absolute Return Allocation Fund	117,560
GuidePath® Flexible Income Allocation Fund	5,212
GuidePath® Managed Futures Strategy Fund	452,466

E-1

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free 1-800-284-7175 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER 1234567890

GPS Funds I - GPS Funds II - Savos Investments Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2016

The undersigned, revoking prior proxies, hereby appoints Christine E. Villas-Chernak and Patrick R. Young, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of GPS Funds I, GPS Funds II and Savos Investments Trust (the “Trusts”) relating to each of their respective series (the “Funds”) to be held at the principal executive offices of the Trusts at 1655 Grant Street, 10th Floor, Concord, CA 94520, on Thursday, June 30th, 2016 at 10:00 a.m. Pacific Time, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-284-7175.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 30, 2016.  The proxy statement for this meeting is available at:

proxyonline.com/docs/assetmark2016.pdf

    [PROXY ID NUMBER HERE]                                                                                                            [BAR CODE HERE]                                                                                        [CUSIP HERE]

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trusts’ Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the Proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting, or any adjournment or postponement thereof.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Shareholders of the Trusts are voting to approve a new investment advisory agreement for each Fund with AssetMark, Inc.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

Fund Name	TAG ID	FOR	AGAINST	ABSTAIN
GuideMark® Core Fixed Income Fund	*123456789*	○	○	○
123456789
GuideMark® Emerging Markets Fund	*123456789*	○	○	○
123456789
GuideMark® Large Cap Core Fund	*123456789*	○	○	○
123456789
GuideMark® Opportunistic Equity Fund	*123456789*	○	○	○
123456789
GuideMark® Small/Mid Cap Core Fund	*123456789*	○	○	○
123456789
GuideMark® Tax-Exempt Fixed Income Fund	*123456789*	○	○	○
123456789
GuideMark® World ex-US Fund	*123456789*	○	○	○
123456789

THANK YOU FOR VOTING

 [PROXY ID NUMBER HERE]                                                                                                               [BAR CODE HERE]                                                                                                               [CUSIP HERE]